HEALTHCARE CAPITAL CORP.

                              AMENDED AND RESTATED

                                STOCK AWARD PLAN


                                    ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

                  1.1 ESTABLISHMENT; AMENDMENT AND RESTATEMENT HealthCare Capital Corp. ("Corporation"), established the HealthCare Capital Corp. Stock Award Plan (the "Plan"), effective as of December 10, 1996, subject to shareholder approval as provided in Article 11 of the Plan. The Plan was amended and restated as set forth herein effective as of February 5, 1997.

                  1.2 PURPOSE. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees and Corporation's shareholders. The Plan is designed to meet this intent by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                    ARTICLE 2
                                   DEFINITIONS

                  2.1 DEFINED TERMS. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  "AWARD" means an award or grant made to a Participant of Options pursuant to the Plan.

                  "AWARD  AGREEMENT"  means an agreement as described in Section
6.4 evidencing an Award granted under the Plan.

                  "BOARD" means the Board of Directors of Corporation.

                  "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

                  "COMMON STOCK" means the Common Stock of Corporation or any security of Corporation issued in substitution, exchange, or in lieu of such stock.


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                  "CONTINUING  RESTRICTION"  means a  Restriction  contained  in
Sections 6.5(e), 10.4, 10.5, and 10.7 of the Plan and any other Restrictions expressly designated by the Board in an Award Agreement as a Continuing Restriction.

                  "CORPORATION" means HealthCare Capital Corp., an Alberta, Canada, corporation, or any successor corporation.

                  "DISABILITY" means the condition of being "disabled" within the meaning of Section 422(c)(7) of the Code. However, the Board may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

                  "DOLLARS" OR "$" means United States dollars.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

                  "FAIR MARKET VALUE" of a Share on a particular day means, without regard to any restrictions (other than a restriction which, by its terms, will never lapse), the mean between the reported high and low sale prices, or, if there is no sale on such day, the mean between the reported bid and asked prices, for that day, of Shares of the applicable class on the principal securities exchange or automated securities interdealer quotation system on which such Shares shall have been traded.

                  "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

                  "NONQUALIFIED OPTION" or "NQO" means any Option granted pursuant to the Plan that is not an Incentive Stock Option.

                  "OPTION" means an ISO or an NQO.

                  "PARTICIPANT" means a full-time employee of Corporation or a Subsidiary who is granted an Award under the Plan.

                  "PLAN" means this HealthCare Capital Corp. Stock Award Plan, as it may be amended from time to time.

                  "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.


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                  "RETIREMENT"  means  retirement  from active  employment  with
Corporation and its Subsidiaries at or after age 65, or such earlier retirement date as approved by the Board for purposes of the Plan. However, the Board may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

                  "SHARE" means a share of Common Stock.

                  "SUBSIDIARY" means a "subsidiary corporation" of Corporation within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

                  "VEST" or "VESTED" means:

                  (a) In the case of an Award that requires  exercise,  to be or
         to  become   immediately   and  fully   exercisable  and  free  of  all
         Restrictions (other than Continuing Restrictions);

                  (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

                  (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

                  (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option; to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

                  2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section in the singular shall also include the plural, and vice versa.

                                    ARTICLE 3
                                 ADMINISTRATION

                  3.1 GENERAL. Except as provided in Section 3.2, the Plan shall be administered by the Board.

                  3.2 COMMITTEE. The Board may delegate administration of the Plan to a committee of two or more members of the Board who are not employees of Corporation or its subsidiaries. In the event the Board delegates administration to such a committee, the committee will have all the authority of the Board with respect to administration of the Plan.



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                  3.3  AUTHORITY  OF THE BOARD.  The Board shall have full power and authority to administer the Plan in its sole discretion, including the authority to:

                  (a)  Construe and interpret the Plan and any Award Agreement;

                  (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

                  (c)  With respect to Participants:

                           (i)  Select the employees who will be granted Awards;

                           (ii) Determine the number and types of Awards to be granted to each Participant;

                           (iii) Determine the number of Shares to be subject to
                  each Award;

                           (iv) Determine the option price or similar feature for any Award; and

                           (v) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Board, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

                  3.4 DELEGATION. Notwithstanding the foregoing, the Board may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

                  3.5 LIABILITY OF BOARD MEMBERS. No member of the Board will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

                  3.6 COSTS OF PLAN. The costs and expenses of administering the Plan will be borne by Corporation.

                                    ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

                  4.1 DURATION OF THE PLAN. The Plan is effective December 10, 1996, subject to approval by Corporation's shareholders as provided in Article 11 of the Plan. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.



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                  4.2  SHARES SUBJECT TO THE PLAN.

                  4.2.1 GENERAL. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan.

                  4.2.2 MAXIMUM NUMBER OF SHARES. The maximum number of Shares for which Awards may be granted under the Plan is 1,500,000 Shares, subject to adjustment pursuant to Article 8 of the Plan.

                  4.2.3 AVAILABILITY OF SHARES FOR FUTURE AWARDS. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan.

                                    ARTICLE 5
                                   ELIGIBILITY

                  Officers and other key employees of Corporation and its Subsidiaries (who may also be directors of Corporation or a Subsidiary) who are full-time employees and who, in the Board's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

                                    ARTICLE 6
                                     AWARDS

                  6.1 TYPES OF AWARDS. The types of Awards that may be granted under the Plan are Options governed by Article of the Plan.

                  6.2 GENERAL. Subject to the limitations of the Plan, the Board may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, and subject to such terms, conditions, limitations, and restrictions as the Board, in its discretion, deems appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

                  6.3 NONUNIFORM DETERMINATIONS. The Board's determinations under the Plan or under one or more Award Agreements, including without limitation, the selection of Participants to receive Awards, the type, form, amount, and timing of Awards, the terms of specific Award Agreements, and elections and determinations made by the Board with respect to exercise or payments of Awards, need not be uniform and may be made by the


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Board selectively among Participants and Awards, whether or not Participants are similarly situated.

                  6.4 AWARD AGREEMENTS. Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements must be approved by, or at the discretion of, the Board and may, subject to the provisions of the Plan, contain any provision approved by the Board.

                  6.5 PROVISIONS GOVERNING ALL AWARDS. All Awards will be subject to the following provisions:

                  (a) RIGHTS AS SHAREHOLDERS. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

                  (b) EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the granting of any Award will confer on any person the right to continued employment with Corporation or any Subsidiary and will not interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment at any time for any reason or for no reason, with or without cause.

                  (c) TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment will be determined by the Board and specified in the applicable Award Agreement.

                  (d) CHANGE IN CONTROL. The Board, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Board may define such term in the Award Agreement), as of the date of such change in control:

                           (i) All, or a specified  portion of, Awards requiring
                  exercise  will  become  fully  and  immediately   exercisable,
                  notwithstanding any other limitations on exercise;

                           (ii) All, or a specified  portion of, Awards  subject
                  to Restrictions will become fully Vested; and

                           (iii) All, or a specified  portion of, Awards subject
                  to Performance Goals will be deemed to have been fully earned.

         The Board, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.



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                  (e) REPORTING  PERSONS.  With respect to all Awards granted to
         Reporting Persons, the Award Agreement will provide that:

                           (i) Awards requiring exercise will not be exercisable
                  until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                           (ii) Shares issued pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

         provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section (e) will apply only if or to the extent required by Rule 16b-3 under the Exchange Act or any applicable successor provision. Award Agreements for Awards to Reporting Persons will also comply with any future restrictions imposed by such Rule 16b-3.

                  (f) SERVICE PERIODS. At the time of granting Awards, the Board may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                                    ARTICLE 7
                                     OPTIONS

                  7.1 TYPES OF OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Board may grant Options under the Plan meeting the requirements of such forms of options.

                  7.2 GENERAL. Options will be subject to the terms and conditions set forth in Article of the Plan and this Article and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Board deems desirable.

                  7.3 OPTION PRICE. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which will not be less than 100 percent of the Fair Market Value of a Share on the date of grant.

                  7.4 OPTION TERM. The Award Agreement for each Option will specify the term of each Option not to exceed five years during which the Option may be exercised, as determined by the Board.

                  7.5 TIME OF EXERCISE. The Award Agreement for each Option will specify, as determined by the Board:



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                  (a) The time or times when the Option will become  exercisable and whether the Option will become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

                  (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as are determined by the Board; and

                  (c) The  extent,  if any,  to which  the  Option  will  remain
         exercisable  after  the  Participant   ceases  to  be  an  employee  of
         Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Board, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation.

                  7.6 METHOD OF EXERCISE. The Award Agreement for each Option will specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Board, in installments on such terms and over such period as the Board determines or in any other form approved by the Board.

                  7.7 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will be in conformance with the statutory and regulatory requirements specified in Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may not be granted under the Plan after December 10, 2006, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

                                    ARTICLE 8
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

                  8.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

                  8.2  ADJUSTMENTS  BY THE BOARD.  In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Board, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in


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respect  thereof may be granted  under the Plan,  the  maximum  number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Board may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a
spin-off  or  other  distribution   (other  than  normal  cash  dividends),   of
Corporation assets to shareholders.

                                    ARTICLE 9
                            AMENDMENT AND TERMINATION

                  Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment that would materially increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Article 8 of the Plan). Without further shareholder approval, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws, and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule under the Exchange Act be amended, the Board, without further shareholder approval, may amend the Plan as necessary to comply with any modifications to such rule.

                                   ARTICLE 10
                                  MISCELLANEOUS

                  10.1  TAX WITHHOLDING.

                  10.1.1 GENERAL. Corporation will have the right to deduct from any settlement of any Award under the Plan, including the delivery of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan may be required to make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations, whether or not such recipient is an employee of Corporation or a Subsidiary on the date of such settlement. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

                  10.2 UNFUNDED PLAN. The Plan will be unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

                  10.3 PAYMENTS TO TRUST. The Board is authorized to cause to be established a trust agreement or several trust agreements whereunder the Board may make payments of


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amounts due or to become due to Participants in the Plan. However, the Board has
no obligation to establish such a trust or fund.

                  10.4 ANNULMENT OF AWARDS. Any Award Agreement may provide that the grant of an Award payable in cash is provisional until cash is paid in settlement of such Award or that the grant of an Award payable in Shares is provisional until the Participant becomes entitled to the stock certificate in settlement of such Award. In the event the employment of a Participant is terminated for cause (as defined below), any Award that is provisional will be annulled as of the date of such termination for cause. For the purpose of this
Section 10.4, the term "for cause" will have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct that is materially detrimental to the best interests of Corporation, as determined by the Board.

                  10.5 ENGAGING IN COMPETITION WITH CORPORATION. Any Award Agreement may provide that, if a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within 18 months after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Board, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment with Corporation.

                  10.6 OTHER  CORPORATION  BENEFIT  AND  COMPENSATION  PROGRAMS.
Payments and other benefits received by a Participant under an Award made pursuant to the Plan will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Board expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

                  10.7 SECURITIES LAW RESTRICTIONS. No Shares will be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Board deems advisable under the rules, regulations, and other requirements of the Securities and Exchange


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Commission,  any stock exchange upon which the Common Stock is then listed,  and any applicable federal or state securities law. The Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  10.8 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of Oregon.

                                   ARTICLE 11
                              SHAREHOLDER APPROVAL

                  The adoption of the Plan and any grant of Awards under the Plan is expressly subject to the approval of the Plan by the shareholders at the 1997 annual meeting of Corporation's shareholders.




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